Liquidity	6 Months Ended
Jun. 30, 2026
Liquidity [Abstract]
LIQUIDITY

3. LIQUIDITY

For the six months ended June 30, 2026, the Group reported a net loss of RMB97,605 (US$14,386), negative operating cash flows of RMB192,062 (US$28,307), net current assets of RMB123,319 (US$18,176), and an accumulated deficit of RMB365,321 (US$53,842). These conditions raise substantial doubt about the Group’s ability to continue as a going concern.

In assessing the Group’s liquidity, the Group monitors and analyzes its cash on hand and its operating and capital expenditure commitments. The Group’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations. Cash generated from operating activities and commercial bank loans, together with the net proceeds from the 2026 follow-on offering, have been utilized to meet the Group’s working capital requirements.

As of December 31, 2025 and June 30, 2026, the Group’s cash and cash equivalents were RMB22,294 and RMB55,215 (US$8,138), respectively, and the Group’s restricted cash was RMB343 and RMB347 (US$51), respectively. The Group’s cash and cash equivalents primarily consist of cash on hand and highly liquid investments placed with banks, which are unrestricted as to withdrawal and use and which have original maturities of three months or less.

The Group believes that the substantial doubt regarding its ability to continue as a going concern is alleviated based on the proceeds received from investors and the anticipated increase in cash generated from operations. The Group has also received financial support commitments from the Company’s key management personnel to enable the Group to meet its other liabilities and commitments. The Group received an additional capital injection of RMB207,232 (US$30,542). The Group believes its existing cash and cash equivalents, anticipated cash raised from financings, and anticipated cash flows from operations will be sufficient to meet its anticipated cash needs for the next 12 months from the date of this report. The exact amount of proceeds the Group will use for its operations and expansion plans will depend on the amount of cash generated from its operations and any strategic decisions the Group may make that could alter its expansion plans and the amount of cash necessary to fund such plans.

Management believes that the Group will continue as a going concern for the 12 months following the date on which the Group’s interim consolidated financial statements for the six months ended June 30, 2026 are issued. The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.